Corporate Presentation September 2025

Disclaimer Aardvark Therapeutics, Inc. (the “Company”) does not (nor their respective affiliates, directors, members, officers, employees or agents) make any representation or warranty, express or implied, as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information and opinions contained in this presentation or any other written or oral information made available to any interested party or its advisors and any liability therefor is hereby expressly disclaimed. This presentation includes certain statements, estimates, targets and projections (including, without limitation, projected revenue, growth and demand expectations and estimated costs) provided by the Company with respect to the anticipated future performance of the assets described herein which reflect significant assumptions and subjective judgments by the Company’s management. The Company believes that it is important to communicate its future assumptions and expectations to current and prospective investors. These assumptions and judgments may or may not prove to be correct, are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company, and there can be no assurance that any estimates, targets or projections are attainable or will be realized. The actual results may vary from the projected results and such variations may be material. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which it was made. The Company and its affiliates, directors, members, officers, employees and agents shall have no liability whatsoever (in negligence or otherwise) for the accuracy or sufficiency of the information contained herein, any errors, omissions or misstatements relating hereto, or any direct, indirect, consequential or other loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with this presentation. These forward-looking statements are subject to risks and uncertainties, including the factors described under the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that the Company has filed or may subsequently file with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Nothing contained within this presentation is or should be relied upon as a promise or representation as to the future.   Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation appear without the ® and TM symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the rights of the applicable licensor to these trademarks and tradenames. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. It is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated.

Positioned for Execution & Growth Suppressing Hunger to Treat Rare Metabolic Diseases and Obesity Rare Disease Hyperphagia in Prader-Willi Syndrome Obesity Epidemic Goal to address limitations of existing therapies Validated Market Opportunities Populations with severe unmet medical needs Balance Sheet Funded into 2027 Upcoming Data Readout Phase 3 HERO trial topline expected Q3 2026 Novel Mechanism Oral drug targeting root cause of hunger

Expert Leadership Spans Clinical, Scientific, & Commercial Tien Lee Bryan Jones Our Team Our Board Founder and Chief Executive Officer Chief Operating Officer Manasi Jaiman Chief Medical Officer Nelson Sun Chief Financial Officer Zhenhuan Zheng Chief Research Officer Timothy Kieffer Chief Scientific Officer Danny Villeneuve Chief Commercial Officer Christian Zapf General Counsel Tien Lee Founder and Chief Executive Officer Victor Tong, Jr. Managing Director, Decheng Capital Jeffrey Chi Senior Consultant, Vickers Venture Partners Susan Graf Entrepreneur in Residence Locust Walk Partners Roy Baynes Chief Medical Officer Eikon Therapeutics

Hunger vs Appetite: Distinct Neural Pathways Appetite Hunger Penalty avoidance Mediated by local gut hormones like CCK Signaling through the Gut-Brain Axis Reward-based Mediated by circulating hormones like GLP-1 Targeted systemically through the bloodstream CCK, cholecystokinin; GLP-1, glucagon-like peptide-1

Driving Innovation Across Indications

HERO TRIAL

PHASE 3 | ARD-101

Population & Indication

Prader-Willi Syndrome

Hyperphagia

Key Goals

- Expand treatment options
- Treat high unmet medical need

● Trial Ongoing

POWER TRIAL

PHASE 2 | ARD-201

Population & Indication

Obesity

Weight Maintenance

Key Goals

- Weight rebound prevention
- Improve tolerability

● Trial Development

STRENGTH TRIAL

PHASE 2 | ARD-201

Population & Indication

Obesity

Weight Loss

Key Goals

- First-line treatment
- Enhance GLP-1RA efficacy

● Trial Development

6

ARD-101 for Hyperphagia: Prader-Willi Syndrome

Prader-Willi Syndrome: Unmet Medical Need PWS is a rare genetic disorder characterized by hyperphagia (insatiable hunger) and abnormalities in hormone regulation Building on a Proven Precedent Currently, only one FDA-approved product to treat hyperphagia 10,000-20,000 Initially Addressable PWS Patients in U.S. Market(1) 350-400K Worldwide Cases of PWS(2) >$450,000 Annual Price of Approved Therapy(3) >$4.6B Annual U.S. Market Opportunity w/ One Approved Drug(4) $ (1) Numbers rounded to nearest 1,000.(2) Butler, M. G., and T. Thompson. 2000. Prader-Willi Syndrome: Clinical and Genetic Findings, Endocrinologist, 10:3S-16S. (3) Managed Healthcare Executive, March 2025. (4) Calculated by diagnosed PWS patients and expected annual cost of only approved therapy. Validated Market Potential Rapid high patient adoption confirms unmet need Early payer adoptions indicate favorable market access The Central Challenge in PWS Hyperphagia is the main driver of physical, behavioral, and emotional disruption in PWS Onset of hyperphagia dramatically increases caregiver burden Current treatments have limitations, and many patients continue to face challenges

ARD-101 is Designed to Address Root Cause of Hyperphagia Activation of Gut-Localized Hormone Secretion ARD-101 binds to intestinal TAS2Rs Endogenous release of key gut-hormones like CCK Activates gut-brain signaling to inhibit hunger (1) Moran, T. H., and S. Bi. 2006. Hyperphagia and obesity in OLETF rats lacking CCK-1 receptors, Philos Trans R Soc Lond B Biol Sci, 361: 1211-8. (2) Cleveland Clinic, “Cholecystokinin.” 2024. (3) Br J Pharmacol. 2004 Apr;141(8):1275-84. doi: 10.1038/sj.bjp.0705769. (4) Physiol Behav. 2015 Nov 1;151:198-206. doi: 10.1016/j.physbeh.2015.07.009. (5) Sci. Direct, Neuroendocrinology. 2024. doi.org/10.1016/j.yfrne.2024.101122. DISRUPTS SATIETY FEEDBACK Impaired CCK signaling may lead to compulsive eating & hyperphagia(1) HEIGHTENED STRESS RESPONSE Reduced CCK may contribute to anxiety, distress, and emotional dysregulation(2) GI & METABOLIC DYSFUNCTION CCK deficiency affects digestion, inflammation, and fat accumulation(3-5) Dysregulated CCK in Key PWS Features ARD-101’s unique mechanism of action, stimulating the secretion of local gut-hormones, including CCK, is being investigated for its potential to address the root cause of hyperphagia and its most debilitating symptoms of PWS

- PWS Program in Advanced Development PHASE 2 Hunger reduction observed 13 patients on a fixed dose and 6 patients on a dose escalation were enrolled(2) 4 patients on dose escalation protocol were naïve to ARD-101, 2 were re-dosed from the fixed dose cohort Hunger was assessed by the Hyperphagia Questionnaire for Clinical Trials (HQ-CT) Preliminary improvements in fat and lean mass REGULATORY Orphan Drug Designation granted by FDA Phase 3 to have Open Label Extension SUMMARY Phase 1 First-in-Human COMPLETE Phase 2 Open-Label COMPLETE Phase 3 HERO Trial ONGOING Well-tolerated at all doses 99% restricted to the gut Minimal systemic exposure Open-label trial Well-tolerated at all doses 1 grade 2 AE, others were grade 1, and all resolved without sequelae 8.5-point decrease in HQ-CT 9 score in 28 days(1) 18 patients completed dosing(2) Optimized study design for improved controls 12-week treatment period Data readout expected in Q3 2026 (1) Average of overall per protocol HQ-CT 9 is -8.5 from baseline to day 28. N=11 (2) 19 patients were enrolled and are included in the Safety Analysis Sets, but 18 patients completed dosing. Of the 18, 2 patients were re-dosed. 1 patient was excluded from the efficacy analysis due to missing data for the primary endpoint

Baseline Day 15 200 mg BID Day 28 200 mg BID Baseline Day 8 400 mg BID Day 15 600 mg BID Day 28 800 mg BID Fixed Dose Cohort(1, 2) Dose Escalation Cohort(3) Withdrawal -9 -7.8 (1)Only HQ-CT 9 is plotted, similar findings for HQ-CT 13 were recorded (2)Day 15 n=6 as subject 100-103 did not have day 15 HQ-CT (3)2 subjects were found to have protocol deviations related to the endpoint and were removed from Per Protocol analysis Both graphs are the mean point change in HQ-CT 9 from each treatment visit compared to baseline Withdrawal Treatment Hyperphagia Severity Correlates with Drug Exposure Both cohorts showed measurable reductions in hyperphagia after 28 days of treatment with ARD-101 with symptoms returning within two weeks of treatment cessation Treatment ARD-101 CLINICAL PHASE 2 PWS

Directional Consistency in Dose Response ARD-101 CLINICAL PHASE 2 PWS Within-Subject Comparison Two subjects were enrolled in both cohorts 800 mg BID Dose Rationale Maximize target engagement Minimize potential food dilution Dose Escalation Produces Greater Day 28 Response(1) (1)Percent change from baseline to Day 28 was calculated to enable direct comparison between subjects. One subject completed a longer version of the assessment, and normalization by percent change ensured comparability across dose levels.

HERO Hunger Elimination or Reduction Objective EVALUATING Change in Hyperphagia Questionnaire for Clinical Trials (HQ-CT) Score RANDOMIZATION SCREENING OLE PWS Patients W/ Hyperphagia 13 years & older Open-Label Extension BASELINE MEASUREMENT WEEK 12 N=45 Treatment Arm A ARD-101 Treatment Arm B Placebo N=45 Currently Enrolling: Phase 3 Design ARD-101 CLINICAL PHASE 3 Primary endpoint: change in HQ-CT score from baseline to Week 12, analyzed by MMRM in ITT patients with HQ-CT ≥13.

Challenges Highlight Need for Additional Options

Currently Approved Hyperphagia Treatment

DELAYED EFFICACY

Pre-approval trial required up to ~6 months to reach meaningful HQ-CT threshold[1]

RENAL & HEPATIC RESTRICTIONS

Not recommended in ~20% of adults with PWS[2]

ADVERSE REACTIONS

36% experience hypertrichosis[3], 27% with edema, including pulmonary edema[4]

SAFETY RISKS

Risk of hyperglycemia and ketoacidosis; ~10-25% already have T2D[5]

Need for Innovation

EARLIER ONSET OF BENEFIT

Signals of efficacy that could support increased quality of life sooner

BROADER ACCESS

Expand options for those with comorbidities or label restrictions

IMPROVED PATIENT EXPERIENCE

Minimizing risks that add to existing health challenges with fewer side effects

TARGETING CORE CHALLENGE

Therapies that restore satiety and metabolic balance

(1) Soleno Phase 3 data (DCCR, Prader-Willi Syndrome): ≥7-point clinically meaningful HQ-CT threshold achieved at 26 weeks (~6 months) (2) Butler MG et al., Front Endocrinol (2023). doi: 10.3389/fendo.2023.1168648 (3) Prescribing Information, VYKAT XR (Diazoxide Extended Release) (4) VYKAT XR Prescribing Information, Table 3, Section 5.2 (5) Manzardo AM et al., Curr Diab Rep (2020). doi: 10.1007/s11892-020-1284-5

14

ARD-201 for Obesity

Real-World Challenge in Obesity Treatment The global GLP-1RA weight loss drugs market size was estimated at USD 13.84B in 2024 and is projected to reach USD 48.84B by 2030, growing at a CAGR of 18.54% from 2025 to 2030(1) Limitations of GLP-1RA Therapies LONG-TERM COMPLIANCE ~50% of patients discontinue GLP-1RA drugs within 3 months(2) GASTROINTESTINAL SIDE EFFECTS Nausea, vomiting, diarrhea, and constipation are prevalent POST-DISCONTINUATION REGAIN ~2/3 of weight loss regained within one year of GLP-1RA withdrawal(3) Need for Innovation NEW EFFECTIVE ALTERNATIVES Need for effective treatment with improved long-term benefits IMPROVED SAFETY/TOLERABILITY Lower side effect burden and more tolerable patient experience WEIGHT LOSS MAINTENANCE Durable, sustainable weight control following GLP-1RA discontinuation (1)GLP-1 Agonists Weight Loss Drugs Market Size, Share & Trends Analysis (Grand View Research, 2025) (2) Issue Brief (Real-World Trends in GLP-1 Treatment Persistence and Prescribing for Weight Management, May 2024) (3) STEP 1 Trial Extension (Weight Regain after Semaglutide Withdrawal, Aug 2022)

Differentiating ARD-201 in Obesity

SUMMARY

ARD-201

- Fixed-dose combination of the TAS2R agonist in ARD-101 and a DPP-4 inhibitor
- TAS2R activation stimulates gut-brain satiety signals (e.g., CCK, GLP-1) to reduce hunger
- Sitagliptin extends the biological activity of gut hormones, including GLP-1
- Translational findings support ARD-201 as mono-, combo-, and post-GLP-1RA therapy opportunities

Preclinical Translational Model
ARD-201

- 19% weight loss in 30 days
- 30% weight loss with tirzepatide
- Prevented weight rebound

Phase 2A Obesity
ARD-101*

- Well-tolerated
- Reduced hunger in 28 days (CoEQ[1])
- Completed, findings de-risk ARD-201

Phase 2 POWER Trial
ARD-201

- Weight maintenance
- Post GLP-1RA induced weight loss
- Expected initiation: 2H 2025

Phase 2 STRENGTH Trial
ARD-201

- Weight loss
- ARD-201, + combo therapy with GLP-1RA
- Expected initiation: 1H 2026

*Evaluated ARD-101 as a single agent, no DPP-4 enhancement added
[1]CoEQ, Control of Eating Questionnaire

17

DIO-B6 MOUSE MODEL

ARD-201 Induces Transformational Weight Loss


10
5
0
-5
-10
-15
-20
-25
Change in Body Weight from Baseline (%)
0
5
10
15
20
25
30
Day of Dosing
Vehicle
ARD-101
Sitagliptin Diet
ARD-201
~19%
WEIGHT LOSS

ARD-201 induced ~19% weight loss in 30 days

Gold-standard diet-induced obesity mouse model

Relative potency translationally predictive[(1)]

[(1)]DIO-B6 Mouse Model (Diet-Induced Obese B6 Mouse Model, Taconic Biosciences)

ARD-201 PRECLINICAL

DIO-B6 MOUSE MODEL

ARD-201 Prevents Weight Regain & Enhances GLP-1RA Efficacy



TIRZEPATIDE INDUCED WEIGHT LOSS*
TIRZEPATIDE WITHDRAWAL*
Change in Body Weight from Baseline (%)
10
0
-10
-20
-30
-40
-5
0
5
10
15
20
25
30
35
Day of Dosing
Tirzepatide (10 nmol/kg)
Vehicle
Tirzepatide (1 nmol/kg)
ARD-201
Tirzepatide (10 nmol/kg)
ARD-201 + Tirzepatide (1 nmol/kg)
~30%
WEIGHT LOSS

(*)DIO-B6 Mouse Model (Diet-Induced Obese B6 Mouse Model, Taconic Biosciences)

Off Drug → Weight Regain

ARD-201 is comparable to continued tirzepatide treatment

Combination with ARD-201 exceeds effect of tirzepatide alone

ARD-201 PRECLINICAL

POWER Trial Potential maintenance-phase solution as an off-ramp for GLP-1RA therapy responders Target high-risk window when patients are vulnerable to weight regain and metabolic reversal Weight Maintenance STRENGTH Trial Potential oral alternative for patients who are hesitant, intolerant, and/or unresponsive to GLP-1RA therapy Combination with GLP-1RA to address weight loss ceiling & potential to reduce GLP-1RA dose exposure Weight Loss Positioning ARD-201 Across the Obesity Paradigm Targeted clinical trial designs to address gaps in current obesity treatment landscape

Advancing a De-Risked, Multi-Indication Pipeline Differentiated Approach Targeting biological pathways to alleviate hunger Strategic Deployment Core IP unlocks both single agent and combination approach Key Data Readout PWS Phase 3 trial topline data expected Q3 2026 Significant Unmet Need Demonstrated path to commercial value in hyperphagia and obesity Runway into 2027 Balance sheet supports developments into 2027 Experienced Leadership Track record of driving approvals, acquisitions, and global launches

Thank you Contact InvestorRelations@AardvarkTherapeutics.com